UNITED  STATES
                     SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON,  D.C.  20549

                              --------------------
                                   FORM  8-K/A
                               AMENDMENT NO. 2 TO
                                CURRENT  REPORT

     PURSUANT  TO  SECTION  13  OR  15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


    Date  of  Report  (Date  of  earliest  event  reported):   September 5, 2000
                               --------------------

                       Go  Online  Networks  Corporation
     ---------------------------------------------------------------------------
          (Exact  name  of  registrant  as  specified  in  its  charter)

                                   Delaware
     ---------------------------------------------------------------------------
                (State  or  other  jurisdiction  of  incorporation)

             O-23845                                        33-0873993
     ----------------------                     --------------------------------
    (Commission File Number)                   (IRS Employer Identification No.)

                5681 Beach  Blvd., Suite 101/100, Buena Park, CA 20621
     ---------------------------------------------------------------------------
                  (Address of principal executive offices)   (Zip  Code)

                               (714)  736-0988
                              -----------------
           Registrant's  telephone  number,  including  area  code:

                               Not applicable
                        ---------------------------------
                     (Former  name,  address  and  telephone  number)

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     (a) On September 5, 2000, Go Online Networks Corporation ("GONT") acquired Digital West Marketing, Inc. ("Digital West"), a computer service firm based in Chatsworth, California, north of Los Angeles.

     GONT completed the acquisition of Digital West in accordance with the terms of an Amended and Restated Reorganization and Stock Purchase Agreement (the "Acquisition Agreement"). In accordance with the Acquisition Agreement, GONT acquired 100% of the stock of Digital West from Andrew Hart, its sole shareholder in consideration for (i) $825,000 in cash, (ii) 750,000 shares of GONT restricted common stock and (iii) 750,000 options to purchase shares of GONT restricted common stock at an exercise price of $0.22 per share for a period of two years. The cash purchase price was held in escrow and used to pay off 100% of Digital West's obligation to Pacific Century Bank as well as to repay certain outstanding accounts payable and accrued expense obligations of Digital West.

     GONT also entered into an employment agreement with Andrew Hart, President of Digital West, who remains as President of Digital West. Mr. Hart's employment agreement provides for a term of three years with an annual salary equal to 2% of Digital West's gross income up to $15,000,000 and 1.25% of Digital Wests annual sales in excess of $15,000,000. For the first six months, Mr. Hart will receive a guaranteed monthly salary against those percentages of $15,000 per month, with $12,000 guaranteed subsequent to such six month period. Mr. Hart will also receive a cash bonus equal to 15% of the total cumulative EBITDA of Digital West less $825,000 and any and all funds advanced to Digital West by GONT. Mr. Hart will also receive stock options to purchase GONT common stock as follows: At the end of year one, Mr. Hart will become eligible to purchase 250,000 shares of stock at $0.22 per share; at the end of year two Mr. Hart will become eligible to purchase an additional 200,000 shares of stock at $0.40 per share; and at the end of year three Mr. Hart will become eligible to purchase an additional 200,000 shares of stock at $0.80 per share. All options granted are exercisable for two years from the date of grant.

     The consideration exchanged pursuant to the Acquisition Agreement was negotiated between Digital West through its President, Andrew Hart, and GONT.

        In evaluating Digital West as a candidate for the acquisition, GONT used criteria such as the value of the assets of Digital West, its substantial customer base including major retail customers, and its computer repair and refurbishment business. GONT determined that the consideration for the merger was reasonable.

     GONT obtained the funds for the cash purchase price of Digital West from cash on hand in its acquisition of Netstrat, Inc. and investments of certain convertible debentures.

        (b) GONT intends to continue the historical businesses and proposed businesses of Digital West as set forth more fully immediately below.

NATURE  OF  BUSINESS

Digital West is a provider of repair and logistic services to the personal computer ("PC") hardware industry. Logistic services include sourcing and distributing spare parts, inventory management, warranty claims processing, parts repair and related functions, including notebook repair. The foundation of Digital West's logistic services is its ability to provide accurate, efficient and rapid delivery of repair parts and repaired units to its customers. Service providers purchase replacement parts for the service and repair of PCs and peripherals. These parts may be purchased directly from the original equipment manufacturer ("OEM") or from any of the hundreds of independent distributors, including Digital West. Digital West's inventory of parts include logic boards, controllers, disk drives, monitors, memory boards, cables and related hardware. Digital West has established vendor relationships for repair parts with leading OEMs, including Compaq, Dell, NEC/Packard Bell, Hewlett Packard and Sony Electronics. To complement its distribution operations, Digital West seeks to supply additional value-added services to OEMs and service providers to allow OEMs and service providers to outsource a substantial portion of their logistic services.

Digital West believes an important factor in an OEM's decision to outsource logistic services functions is the extent to which such an arrangement relieves the OEM of functions outside of the OEM's core competencies. These service and warranty logistics areas often include repair activities. To support this function and encourage OEMs to consider outsourcing functions to Digital West, Digital West maintains its own repair operations. The principal business objectives of repair services are to provide centralized rapid turnaround of computer repair and subsystem repair capabilities to OEMs. Digital West believes its repair capabilities are an important aspect of the full range of value-added services it offers.

Digital West's principal offices and mailing address are 9540 Cozycroft Avenue, Chatsworth, CA 91311, and its telephone number is (818)718-7500. Digital West was incorporated in California in January, 1996.

OPERATIONS

Digital West conducts its repair services and parts distribution and processing business principally from its 24,000 square foot distribution center at its facility located in Chatsworth, CA. Recognizing the immediate demands of its service customers, Digital West established an automated and integrated order processing and distribution system which allows Digital West to provide efficient and accurate delivery of products on a next day basis. Digital West has also established a system for receiving, recording and warehousing daily supply shipments. All parts maintained in Digital West's inventory are bar coded and tracked throughout the facility through Digital West's computer network. Parts are received daily from OEMs and other suppliers, bar coded and shelved in Digital West's warehouse for quick access based on real-time daily demand.

In addition, many PC and peripheral replacement parts are remanufactured from returned goods in need of repair. For example, a part may no longer work because one of its many components is defective. When a service provider purchases a replacement for a defective part, the defective part ("core") may be returned for credit. The core may then be repaired and resold as a remanufactured part. Service providers often prefer remanufactured parts because they have performance specifications equivalent to newly manufactured parts at a lower cost. This aspect of the PC parts business requires that Digital West distribute new or remanufactured parts to its customers, collect defective but repairable parts and remanufacture those parts which are then offered for resale.
Therefore, unlike many distribution businesses, products flow to and from Digital West and its customers, and to and from its suppliers. In addition to new parts being received and shelved daily, cores are also received daily from customers, sorted and distributed to repair services. Following the remanufacturing of a core, it is bar coded and replaced in inventory.

Because many of Digital West's customers are familiar with and have ready access to the Internet, Digital West has expanded its Internet customer service functions.

SERVICES

Digital West offers a wide range of value-added logistic services to service providers and OEMs. These services capabilities, in combination with Digital West's core distribution expertise, effectively allow Digital West to handle many of the hardware related post-sales support functions for its customers.

Digital West has entered into service provider alliances with several of its customers. Generally, these types of arrangements may be terminated by either party at any time, but Digital West enters into service provider alliances with the expectation that these arrangements will lead to long-term relationships or contracts with those parties.

Digital West seeks arrangements with OEMs of PCs and peripherals to handle a defined portion of the related parts distribution and warranty processing functions. Under the terms of such an OEM outsourcing arrangement, the OEM directs some or all of its customers and dealers to Digital West for some or all of the OEM's warranty and non-warranty parts business. Digital West believes these arrangements benefit OEMs by reducing infrastructure needs, reducing the amount of capital committed by the OEM to the non-core segments of its business, and improving customer service and responsiveness. Digital West believes that as a specialist in managing the key business functions associated with parts distribution, which includes its expertise in two-way distribution logistics, Digital West is able to provide parts and related logistic services at lower costs and greater reliability than the manufacturers themselves can provide such services.

Digital West believes that its repair capabilities are an important aspect of the full range of value-added services it offers to OEMs in an effort to outsource larger functions of the OEM's service and warranty logistics functions. The offerings of repair services include rapid turnaround notebook repair, subsystem repair and component refurbishment. Regarding the notebook repair operations, Digital West is capable of receiving, repairing and shipping the repaired notebook back to the customer within 24 hours of its receipt. Subsystem repair is provided at the component-level for LCD panels, computer boards and power supplies. Repair services has entered into notebook repair arrangements with Dell. These arrangements may generally be terminated by either party at any time, but Digital West enters into them with the expectation that these arrangements will lead to long-term relationships with those parties.

Digital West also recently began to remanufacture parts that are tested and reworked by Digital West prior to sale. Many of Digital West's customers prefer a remanufactured part over a new part because the remanufactured part often has the performance specifications equivalent to a new part, but costs less. This process was developed to fill the recognized market demand for reliable, competitively priced parts.

MANAGEMENT  INFORMATION  SYSTEMS

Digital West maintains sophisticated information systems to improve efficiency, process orders, monitor operations, manage inventory risks, offer faster and higher levels of service, and provide innovative logistic services to OEMs and service providers. These on-line systems provide management with information concerning sales, inventory levels, customer payments and other operations which are essential for Digital West to operate efficiently and to enable it to offer additional services. Digital West has invested in advanced telecommunications, electronic mail and messaging, automated fax technology, bar-coding and automated inventory management.

Digital West has also developed capabilities which allow pre-approved customers to place orders via the world-wide web, reducing the order processing costs for both Digital West and the customer. Digital West believes that this capability will increasingly become a requirement by many customers and some suppliers and, accordingly, Digital West will continue to invest in enhancing those capabilities.

SALES  AND  MARKETING

Digital West views logistic services as a value-added service business. As such, sustaining the growth of Digital West is dependent upon building and maintaining relationships and loyalties with service providers as well as OEMs. Digital West maintains a service provider sales force. Account managers are assigned to maintain relationships with Digital West's largest national accounts and are assigned other accounts based on the customers' market segment. Digital West also has a separate sales force focusing on OEM repair and outsourcing arrangements. Digital West's sales representatives visit major OEMs and service providers and attend various trade shows. Digital West advertises its parts and services in recognized trade magazines, participates in trade shows, distributes news releases, and makes direct mailings to potential customers. Customers rely upon Digital West's advertisements, newsletters and frequent mailings as a source of product information, including pricing. In addition, Digital West maintains a presence on the world-wide web.

Digital West provides comprehensive training to its sales and account representatives regarding technical characteristics of products and Digital West's policies and procedures.

CUSTOMERS  AND  SUPPLIERS

Digital West sells parts to customers throughout the United States, Canada and Latin America, as well as in other countries.

Digital West depends on numerous suppliers to provide Digital West with the parts it sells. There are generally no long-term supply agreements governing Digital West's relationships with its major suppliers. Digital West's primary supply arrangements are thus subject to termination or curtailment at any time, with little or no advance notice. Although management expects no such loss to occur, the refusal or inability of any major manufacturer to ship to Digital West, or an increase in prices charged to Digital West as compared to the prices charged by such manufacturers to service providers, could have a material adverse effect on Digital West.

COMPETITION

Digital West is a leading provider of repair and logistic services to the PC repair and maintenance industry. These logistic services include distribution and sourcing of spare parts, inventory management, warranty claims, parts remanufacturing and related functions.

The market for Digital West's products is large but fragmented. Competition in the industry is widespread and comes from other independent distributors (including various small independents) that are not affiliated with an OEM, as well as from the OEMs themselves. When OEMs act as distributors, they typically distribute only their own products. Independent distributors typically distribute a variety of manufacturers' parts. Among Digital West's major independent competitors is The Cerplex Group, PC Service Source., Genicom Corp. and Service Electronics. Certain of these competitors, such as the OEMs, are large and have substantially greater financial and other resources than Digital West.

Digital West believes that its growth is attributable to its ability to consistently process customer orders and supply needed parts on demand, with rapid delivery, and at competitive prices. Management believes that these competitive factors will continue to govern customer decisions in the foreseeable future.


ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Not  applicable.

ITEM  5.  OTHER  EVENTS

     Not  applicable.

ITEM  6.  RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

        Not  applicable.

ITEM  7.  FINANCIAL  STATEMENTS

        The financial statements of Digital West for the fiscal year ending December 31, 1999 and for the six months ended June 30, 2000 are attached hereto


ITEM  8.  CHANGE  IN  FISCAL  YEAR

        Not  applicable.

EXHIBITS

*1.1 Reorganization and Stock Purchase Agreement between Digital West Marketing, Inc. and Go Online Networks Corporation, dated as of August 4, 2000.

*1.2 Employment Agreement between Digital West Marketing, Inc. and Andrew Hart dated as of August 31, 2000.

--------
*Previously filed

                          INDEX TO FINANCIAL STATEMENTS

                          DIGITAL WEST MARKETING, INC.

                              FINANCIAL STATEMENTS

                                      with

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                                                    Page

Report of Independent Certified Public Accountants  F - 2

Financial Statements:

  Balance Sheets . . . . . . . . . . . . . . . . .  F - 3

  Statements of Operations . . . . . . . . . . . .  F - 4

  Statements of Shareholders' Equity . . . . . . .  F - 5

  Statements of Cash Flows . . . . . . . . . . . .  F - 6

  Notes to Financial Statements. . . . . . . . . .  F - 7 to F - 10

               Report of Independent Certified Public Accountants
               --------------------------------------------------

To  the  Board  of  Directors
Digital  West  Marketing,  Inc.

We have audited the accompanying balance sheet of Digital West Marketing, Inc., as of December 31, 1999, and the related statements of operations, changes in stockholders' (deficit), and cash flows for the two years ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Digital West Marketing, Inc. as of December 31, 1999, and the results of its operations, its changes in stockholders' (deficit) and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the accompanying financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency. These conditions raise substantial doubt about the ability of the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




Miller  and  McCollom
Certified  Public  Accountants
7400  West  14th  Avenue,  Suite  10
Lakewood,  CO  80215

July  19,  2000

                          DIGITAL WEST MARKETING, INC.

                                 Balance Sheets

                                         ASSETS
                                                                                       June 30,
                                                                        December          2000
                                                                        31, 1999    (Unaudited)
                                                                     ------------  ------------
Current Assets
   Cash and cash items. . . . . . . . . . . . . . . . . . . . . . .  $   224,990   $     3,760
   Accounts receivable, net of allowances for doubtful accounts of
   $65,500 at December 31, 1999 and $283,000 at June 30, 2000 -
   Note 1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      514,400       167,379
   Inventories. . . . . . . . . . . . . . . . . . . . . . . . . . .      309,869       212,662
   Prepaid expenses and other current items . . . . . . . . . . . .      101,054        15,435

            Total current assets. . . . . . . . . . . . . . . . . .    1,150,313       399,236
                                                                     ------------  ------------

Property and equipment, net of accumulated depreciation of
 $148,960 at December 31, 1999 and $168,938 at June 30, 2000. . . .      307,025       284,545
Other assets - Deposits . . . . . . . . . . . . . . . . . . . . . .       36,943        39,454

                 Total assets . . . . . . . . . . . . . . . . . . .  $ 1,494,281   $   723,235
                                                                     ============  ============

                         LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIT)

Current Liabilities
   Accounts payable . . . . . . . . . . . . . . . . . . . . . . . .  $   237,418   $   147,261
 Notes payable, related parties - Note 4. . . . . . . . . . . . . .    2,018,071     2,188,924
 Note payable to bank - Note 5. . . . . . . . . . . . . . . . . . .      880,000       602,207
 Accrued salaries and wages . . . . . . . . . . . . . . . . . . . .      135,844       104,278
 Accrued lease obligations. . . . . . . . . . . . . . . . . . . . .       58,632        48,841
 Other accrued liabilities. . . . . . . . . . . . . . . . . . . . .       93,503        66,511

   Total current liabilities. . . . . . . . . . . . . . . . . . . .    3,423,468     3,158,022
                                                                     ------------  ------------

Commitments and contingencies - Note 9

Stockholders' Equity  (deficit)
  Common stock. . . . . . . . . . . . . . . . . . . . . . . . . . .        5,000         5,000
    Retained earnings (deficit) . . . . . . . . . . . . . . . . . .   (1,934,187)   (2,439,787)

       Total stockholders' equity (deficit) . . . . . . . . . . . .   (1,929,187)   (2,434,787)
                                                                     ------------  ------------

       Total liabilities and stockholders' equity  (deficit). . . .  $ 1,494,281   $   723,235
                                                                     ============  ============

         The accompanying notes are an integral part of these statements

                          DIGITAL WEST MARKETING, INC.

                            Statements of Operations
               For the years ended December 31, 1999 and 1998 and
                 six months ended June 30, 2000 and June 30, 1999

                               For the year    For the year      For the six      For the six
                                      ended           ended       nths ended     months ended
                               December 31,    December 31,    June 30, 2000    June 30, 1999
                                      1999             1998      (Unaudited)      (Unaudited)
                               -----------     ------------   ---------------  ---------------

Sales and other revenues . .  $   6,868,775   $  11,636,178   $    1,867,357   $    3,932,186
  Less: cost of goods sold .      5,351,607       8,597,653        1,377,451        2,716,717
                              --------------  --------------  ---------------  ---------------
  Gross profit . . . . . . .      1,517,168       3,038,525          489,906        1,215,469

Expenses:
  Selling, general and
   administrative. . . . . .      2,016,291       2,701,625          475,152        1,006,533
  Rent . . . . . . . . . . .        268,671         178,680           99,991          114,004
  Provision for doubtful
   accounts. . . . . . . . .         50,000          15,500          217,500            4,199
  Depreciation and
   amortization. . . . . . .         36,928          49,512           21,514           17,460
                              --------------  --------------  ---------------  ---------------
  Total expenses . . . . . .      2,371,890       2,945,317          814,157        1,142,196
Net profit (loss) from
 operations. . . . . . . . .       (854,722)         93,208         (324,251)          73,273
Other income and expense:
  Interest income. . . . . .            578               -              578               14
  Interest expense - related
   parties - Note 4. . . . .       (225,885)        (35,389)         (74,275)        (101,898)
  Interest expense - other .        (92,990)        (64,350)         (52,872)         (42,974)
                              --------------  --------------  ---------------  ---------------
  Total other income
 and expense . . . . . . . .       (318,297)        (99,739)        (126,569)        (144,858)
                              ==============  ==============  ===============  ===============

Net loss . . . . . . . . . .  $  (1,173,019)  $      (6,531)  $     (450,820)  $      (71,585)
                              ==============  ==============  ===============  ===============

Net loss per share . . . . .  $      (11.73)  $     (   .07)  $      (  4.51)  $      (   .72)
                              ==============  ==============  ===============  ===============
Weighted number of shares
 outstanding . . . . . . . .        100,000         100,000          100,000          100,000



         The accompanying notes are an integral part of these statements

                          DIGITAL WEST MARKETING, INC.

                  Statements of Shareholders' Equity (Deficit)






                                                              Common Shares           Accumulated        Shareholders
                                                                                           Equity    Equity (Deficit)
                                                         Shares             Amount       (Deficit)

Balance - December 31, 1998 . . . . . .                 100,000  $            5000  $   ( 604,516)  $  (599,516)

Net loss for the year ended December
     31,   1999                                               -                  -      1,173,019     1,173,019
Distribution. . . . . . . . . . . . . .                       -                  -        156,652       156,652

Balance - December 31, 1999 . . . . . .                 100,000              5,000     (1,934,187)   (1,929,187)
                                         ----------------------  -----------------  --------------   -----------
Net loss for the six months ended June
30, 2000 (unaudited)  . . . . . . . . .                       -                  -        450,820       450,820
Distribution (unaudited). . . . . . . .                       -                  -         54,780        54,780

Balance - June 30, 2000 (unaudited) . .                 100,000  $           5,000  $  (2,439,787)  $(2,434,787)
                                         ======================  =================  ==============  ============


         The accompanying notes are an integral part of these statements

                          DIGITAL WEST MARKETING, INC.

                            Statements of Cash Flows
          For the years ended December 31, 1999 and December 31, 1998, and for the six months period ended June 30, 2000, and June 30, 1999

                                             For the year    For the year      For the six      For the six
                                                    ended           ended     months ended     months ended
                                                 December        December    June 30, 2000    June 30, 1999
                                                 31, 1999        31, 1998       (Unaudited      (Unaudited)
                                            --------------  --------------  ---------------  ---------------
Cash flow from Operating activity:
     Net loss. . . . . . . . . . . . . . .  $  (1,173,019)  $      (6,531)  $     (450,820)  $      (71,585)
 Adjustments to reconcile net
   loss to net cash provided by
   operating activities -
   Depreciation. . . . . . . . . . . . . .         36,928          49,726           21,514           17,460
         (Increase) decrease in prepaid
       expenses and deposits . . . . . . .          9,400        (115,935)          83,108            3,723
     (Increase) decrease in accounts
       receivable. . . . . . . . . . . . .        607,059        (320,020)         347,021          (86,975)
     (Increase) decrease in inventories. .        448,118        (466,120)          97,207          610,333
          (Decrease) Increase in accounts
       payable and accrued liabilities . .       (464,950)        344,870         (158,506)        (367,245)
     Loss on disposition of property
       and equipment . . . . . . . . . . .              -          22,175                -                -
     Other . . . . . . . . . . . . . . . .         44,650         (70,108)           3,468           32,640
        Net cash provided (used) by
       operating activities. . . . . . . .       (491,814)       (561,943)         (57,008)         138,351
                                            --------------  --------------  ---------------  ---------------
Investing activities:
   Purchase of property and equipment. . .       (209,162)       (147,842)          46,082         (106,180)
 Proceeds from disposal of
   property and equipment. . . . . . . . .         51,576           6,250          (48,584)          24,718
        Net cash (used in) investing
       activities. . . . . . . . . . . . .       (157,586)       (141,592)          (2,502)         (81,462)
                                            --------------  --------------  ---------------  ---------------
Financing activities:
 Net bank short term borrowing
   (repayment) . . . . . . . . . . . . . .          1,000       1,188,229         (277,793)        (103,229)
 Proceeds from note payable -   related
   party . . . . . . . . . . . . . . . . .      1,022,231               -          170,853          189,000
 Distributions . . . . . . . . . . . . . .       (156,652)       (464,947)         (54,780)        (139,731)
 Repayment of loans. . . . . . . . . . . .              -         (12,241)               -                -
     Net cash provided by financing
       activities. . . . . . . . . . . . .        866,579         711,041         (161,720)         (53,960)
                                            --------------  --------------  ---------------  ---------------
Increase (decrease) in cash. . . . . . . .        217,179           7,506         (221,230)           2,929
                                            --------------  --------------  ---------------  ---------------
Cash at beginning of period. . . . . . . .          7,811             305          224,990            7,811
Cash at end of period. . . . . . . . . . .  $     224,990   $       7,811   $        3,760   $       10,740
                                            ==============  ==============  ===============  ===============


         The accompanying notes are an integral part of these statements

                          DIGITAL WEST MARKETING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                   (REFERENCES TO JUNE 30, 2000 ARE UNAUDITED)

NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

DESCRIPTION  OF  BUSINESS

Digital West Marketing, Inc., (the Company) was organized and incorporated in January 1996, as a California corporation. The Company is engaged in selling and repairing computers and computer parts. The Company grants credit to customers substantially all of whom are members of, or parties to, the computer industry throughout the United States.

REVENUE  RECOGNITION

The Company recognizes sales and the related costs of sales upon shipment of goods.

DEPRECIATION  AND  AMORTIZATION

Property  and  equipment  are  reflected  at  cost.

Property and equipment are being depreciated over estimated useful lives ranging from five to ten years, using the straight line method. Depreciation and amortization expense for property and equipment for the years ending December 31, 1999 and 1998, respectively, were $36,998 and $49,512.

(LOSS)  PER  SHARE

(Loss) per share is computed on the basis of the weighted-average number of common shares outstanding during the periods. The weighted-average number of shares of common stock does not include common equivalent shares for the assumed exercise of the common stock options and warrants, as the effect would be antidilutive.

CASH  AND  CASH  EQUIVALENTS

For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

ESTIMATED  FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS

The carrying value of cash, trading accounts receivable, accounts payable, accrued liabilities and amounts due related parties reflected in the financial statement approximates fair value due to the short-term maturity of the instruments.

USE  OF  ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES,  CONTINUED

INVENTORY

Inventory is valued at the lower of cost or market, with cost determined by the first in, first out (FIFO) method.

LONG-LIVED  ASSETS

In accordance with Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") No. 121, Accounting for Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of, the carrying value of intangible assets and other long-lived assets will be reviewed on a regular basis for the existence of facts or circumstances, both internally and externally, that may suggest impairment. To date, no such impairment has been indicated. Should there be an impairment in the future, the Company will measure the amount of the impairment based on undiscounted expected future cash flows from the impaired assets. The cash flow estimates that will be used will contain management's best estimates, using appropriate the customary assumptions and projections at the time.

COMPREHENSIVE  INCOME

The Company adopted Statement of Financial Accounting Standards ("FAS") No. 130, "Reporting Comprehensive Income". FAS No. 130 requires that the components and total amounts of comprehensive income be displayed in the financial statements beginning in 1998. Comprehensive income includes net income and all changes in equity during a period that arise from non-owner sources, such as foreign currency items and unrealized gains and losses on certain investments in equity securities. The Company does not have any components of comprehensive income other than net income.

RECENT  ACCOUNTING  PRONOUNCEMENTS

In June of 1998, the FASB issued Statement of Accounting Standards No. 133 ("SFAS 133") "Accounting for Derivative Instruments and Hedging Activities". SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities on the balance sheet at their value. This statement, as amended by SFAS 137, is effective for financial statements for all fiscal quarters to all fiscal years beginning after June 15, 2000. The Company does not expect the adoption of this standard to have a material impact on its results of operation, financial position, or cash flows as the Company currently does not engage in any derivative or hedging activities.

NOTE  2  -  OPERATING  RESULTS  AND  MANAGEMENT'S  PLANS

The Company has had recurring operating losses of $1,173,019 in 1999 and $ 6,531 in 1998. Additionally, the Company has a loss of $450,820 for the six months ended, June 30, 2000. The Company has been in default on certain debt agreements and has had deficiencies in working capital of $2,273,155 as of December 31, 1999 and $2,758,786 as of June 30, 2000, which raises  doubt  about  the  Company's  ability  to  continue  as a going concern



NOTE  2  -  OPERATING  RESULTS  AND  MANAGEMENT'S  PLANS,  CONTINUED

The Company has attempted to raise capital and has entered into a tentative agreement for raising capital and for the payment of certain of its debts.

NOTE  3  -  SEGMENT  INFORMATION

On December 31, 1998, the Company adopted Statement of Financial Accounting Standards No. 131 "Disclosure about Segments of an Enterprise and Related Information ("SFAS 131"). The new rules revise established standards for public companies relating to the reporting of financial and descriptive information about their business segments and their enterprise-wide operations. The Company operates in one segment and one geographic area.

NOTE  4  -  NOTES  PAYABLE  RELATED  PARTIES

The Company had demand notes payable to related parties of $ 2,018,071 at December 31, 1999, and
$  2,188,924  at  June  30, 2000.  Notes payable of $ 881,000 and $ 1,356,000 at
December 31, 1999 and June 30, 2000 respectively, were payable to the Company's president's father-in-law, with an average interest rate of approximately 10.5%. The balance of the related party notes payable were owed to the Company's president with varying interest rates.

NOTE  5  -  NOTES  PAYABLE  TO  BANK

The Company had a note payable to a bank of $80,000 at December 31, 1999, and $602,207 at June 30, 2000, with a 10% interest rate. The Company was in default on its bank loan and agreed to a stipulation for entry of judgment, which was filed December 8, 1999. The stipulation included, among other requirements, a payment schedule with a final payment due August 15, 2000. The stipulation further required a sale to liquidate excess inventory, which was completed during January,2000. The ultimate outcome of the judgment cannot currently be determined

NOTE  6  -  INCOME  TAX

The Company filed its' Federal Income Tax Returns as an S-Corporation, and consequently, no loss carry forwards are available to the Company. Therefore, the Company does not have any deferred income tax assets. The amounts shown as allowances for doubtful accounts have not been deducted in the computation of the S-Corporation's returns. The net losses shown on the S-Corporation tax returns vary from those shown in the accompanying statements resulting from inventory and sales adjustments.

NOTE  7  -  RENT  OBLIGATIONS

The Company incurred rental costs of $268,761 for the year ended December 31, 1999, $178,680 for the year ended December 31, 1998, and $99,991 for the six months ended June 30, 2000. The Company's principle operating headquarters facility's lease expired during September 2000, with options for renewal. The Company did not have any extended material capital leases.

NOTE  8  -  SIGNIFICANT  CUSTOMERS

During 1998 the Company had one customer providing $2,349,081, or approximately 19% of its' sales. Three customers comprise approximately 30% of its' sales totaling $1,840,730 during 1999.

NOTE  9  -  TENTATIVE  DISPOSITION

During June 2000, the Company entered into a tentative agreement, which, if consummated, will provide for the disposition of the Company. The acquiring company, under the tentative agreement would provide for the payment of the bank indebtedness and certain of its other liabilities. The completion of the disposition of the Company, if finalized, is expected within sixty to ninety days following June 30, 2000.

                     INDEX TO PRO FORMA FINANCIAL STATEMENTS


                      GO ONLINE NETWORKS CORPORATION (GONT)
                       DIGITAL WEST MARKETING, INC. (DWMI)


               PRO FORMA COMBINED FINANCIAL STATEMENTS (UNAUDITED)




Pro  Forma  Financial  Statements:

          Balance  Sheet                                           P-2

          Statements  of  Operations                         P-3  &  P-4

          Notes  to  Pro  Forma  Financial  Statements             P-5


On August 31, 2000, Go Online Networks Corporation and Digital West Marketing, Inc. completed their business combination, whereby 100% of the outstanding shares of DWMI were acquired by GONT. This business combination was accounted for as a purchase of DWMI by GONT.

The following pro forma financial statements give effect to the acquisition by GONT as if the acquisition happened at the beginning of the respective periods presented. The purchase price paid by GONT reflected the fair value of the assets and consequently adjustment of assets or liabilities or recognition of intangible assets was not required.

                      GO ONLINE NETWORKS CORPORATION (GONT)
                       DIGITAL WEST MARKETING, INC. (DWMI)

                             PRO FORMA BALANCE SHEET
                                   (Unaudited)


                                                  GONT             DWMI
                                                  Pro Forma        Pro Forma
                                                  June 30, 2000    June 30, 2000    Adjustments    Combined
                                                  ---------------  ---------------  -------------  ------------

ASSETS

Current Assets:
  Cash . . . . . . . . . . . . . . . . . . . . .  $       94,942   $        3,760   $(3)  825,000   $
                                                                                     (3) (825,000)       98,702
  Inventory. . . . . . . . . . . . . . . . . . .               -          212,662    (1) (212,662)            -
  Accounts receivable. . . . . . . . . . . . . .               -          167,379    (1) (167,379)            -
  Other. . . . . . . . . . . . . . . . . . . . .          64,749           15,435               -        80,184
                                                  ---------------  ---------------  -------------  ------------
    Total Current Assets . . . . . . . . . . . .         159,691          399,236        (380,041)      178,886

  Property and equipment, net of accumulated
   depreciation. . . . . . . . . . . . . . . . .         814,888          284,545    (1)  (10,000)    1,089,433
  Goodwill . . . . . . . . . . . . . . . . . . .               -                -    (2)1,250,000
                                                                                     (2) (197,303)    1,052,697
  Other. . . . . . . . . . . . . . . . . . . . .          17,782           39,454               -        57,236
                                                  ---------------  ---------------  -------------  ------------

Total Assets . . . . . . . . . . . . . . . . . .  $      992,361   $      723,235   $     662,656   $ 2,378,252
                                                  ===============  ===============  =============  ============


LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current Liabilities:
  Accounts payable and accrued expenses. . . . .  $      418,453   $      366,891   $(1) (231,000)   $  554,344
  Notes payable. . . . . . . . . . . . . . . . .         175,655        2,791,131    (1)(2,791,131)     175,655
  Advances from and accrued expenses to officer.         319,202                -               -       319,202
  Convertible notes payable, current . . . . . .         500,000                -    (3)   825,000    1,325,000
  Other. . . . . . . . . . . . . . . . . . . . .           8,750                -                -        8,750
                                                  ---------------  ---------------  -------------  ------------
    Total Current Liabilities. . . . . . . . . .       1,422,060        3,158,022       (2,197,131)   2,382,951

Convertible note payable . . . . . . . . . . . .         500,000                -                -      500,000
                                                  ---------------  ---------------  -------------  ------------

    Total Liabilities. . . . . . . . . . . . . .       1,922,060        3,158,022       (2,197,131)   2,882,951
                                                  ---------------  ---------------  -------------  ------------

Stockholders' (Deficit)
  Convertible preferred stock-A. . . . . . . . .         173,783                -                -      173,783
  Convertible preferred stock-B. . . . . . . . .               -                -     (3)  200,000      200,000
  Common stock . . . . . . . . . . . . . . . . .       9,020,774            5,000     (3)  195,000
                                                                                      (3)   30,000
                                                                                      (2)   (5,000)   9,245,774
  Accumulated (deficit). . . . . . . . . . . . .     (10,124,256)      (2,439,787)    (1)2,632,090
                                                                                      (2)2,439,787
                                                                                      (2)(2,632,090) (10,124,256)
                                                  ---------------  ---------------  -------------    ------------
    Total Stockholders' (Deficit). . . . . . . .        (929,699)      (2,434,787)        2,859,787     (504,699)
                                                  ---------------  ---------------  -------------  ------------

Total Liabilities and Stockholders' (Deficit). .  $      992,361   $      723,235      $    662,656  $ 2,378,252
                                                  ===============  ===============    =============  ============



The accompanying notes are an integral part of the pro forma financial statements.

                      GO ONLINE NETWORKS CORPORATION (GONT)
                       DIGITAL WEST MARKETING, INC. (DWMI)

                       PRO FORMA STATEMENTS OF OPERATIONS
                                   (Unaudited)




                                               GONT              DWMI
                                               Six Months        Six Months
                                               Ended June 30,    Ended June 30,    Pro Forma           Pro Forma
                                                          2000              2000   Adjustments         Combined
                                               ----------------  ----------------  ------------------  ------------
Revenue:
  Sales . . . . . . . . . . . . . . . . . . .  $       256,481   $     1,867,357   $               -   $ 2,123,838
  Cost of Goods . . . . . . . . . . . . . . .           11,110         1,377,451                   -     1,388,561
                                               ----------------  ----------------  ------------------  ------------
Gross Profit. . . . . . . . . . . . . . . . .          245,371           489,906                   -       735,277
                                               ----------------  ----------------  ------------------  ------------

Operating Expenses. . . . . . . . . . . . . .        1,053,956           814,157                   -     1,868,113
Amortization of Goodwill. . . . . . . . . . .                -                 -    (4)      105,000       105,000
                                               ----------------  ----------------  ------------------  ------------
                                                     1,053,936           814,157             105,000     1,973,113
                                               ----------------  ----------------  ------------------  ------------

Operating (Loss). . . . . . . . . . . . . . .         (808,585)         (324,251)           (105,000)   (1,237,836)

Other Income (Expenses), Net. . . . . . . . .         (504,448)         (126,569)                  -      (631,017)
                                               ----------------  ----------------  ------------------  ------------

Net (Loss). . . . . . . . . . . . . . . . . .  $    (1,313,033)  $      (450,820)  $        (105,000)  $(1,868,853)
                                               ================  ================  ==================  ============

Net (Loss) per Common Share . . . . . . . . .                                                      $          (.02)
                                                                                                   ================

Weighted Number of Common Shares Outstanding.                                                           82,078,551
                                                                                                   ================


The accompanying notes are an integral part of the proforma financial statements.

                      GO ONLINE NETWORKS CORPORATION (GONT)
                       DIGITAL WEST MARKETING, INC. (DWMI)

                       PRO FORMA STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                               GONT          DWMI
                                               Year Ended    Year Ended
                                               December      December       Pro Forma      Pro Forma
                                                  31, 1999       31, 1999   Adjustments    Combined
                                               ------------  -------------  -------------  ------------
REVENUE:
  Sales . . . . . . . . . . . . . . . . . . .  $    89,749   $  6,868,775   $          -   $ 6,958,524
  Cost of Goods . . . . . . . . . . . . . . .            -      5,351,607              -     5,351,607
                                               ------------  -------------  -------------  ------------
Gross Profit. . . . . . . . . . . . . . . . .       89,749      1,517,168              -     1,606,917
                                               ------------  -------------  -------------  ------------

Operating Expenses. . . . . . . . . . . . . .    1,779,086      2,371,890              -     4,150,976
Amortization of Goodwill. . . . . . . . . . .            -              -   (4)  210,000        210,000
                                               ------------  -------------  -------------  ------------
                                                 1,779,086      2,371,890        210,000     4,360,976
                                               ------------  -------------  -------------  ------------

Operating (Loss). . . . . . . . . . . . . . .   (1,689,337)      (854,722)      (210,000)   (2,754,059)

Other Income (Expenses), Net. . . . . . . . .     (753,971)      (318,297)             -    (1,072,268)
                                               ------------  -------------  -------------  ------------

Net (Loss). . . . . . . . . . . . . . . . . .  $(2,443,308)  $ (1,173,019)  $   (210,000)  $(3,826,327)
                                               ============  =============  =============  ============

Net (Loss) per Common Share . . . . . . . . .                                              $      (.05)
                                                                                           ============

Weighted Number of Common Shares Outstanding.                                               71,252,913
                                                                                           ============


The accompanying notes are an integral part of the pro forma financial statements.

                      GO ONLINE NETWORKS CORPORATION (GONT)
                       DIGITAL WEST MARKETING, INC. (DWMI)

                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

(1)     General
        -------

On August 31, 2000, GONT and DWMI completed their business combination, whereby 100% of the outstanding shares of DWMI were acquired by GONT. This business combination was accounted for as a purchase of DWMI by GONT.

(2)     Pro  Forma  Information
        -----------------------

The pro forma financial statements give effect to the acquisition by GONT as if the acquisition happened at the beginning of the respective periods presented. The purchase price paid by GONT reflected the fair value of the assets and consequently adjustment of assets or liabilities or recognition of intangible assets was not required.

(2)     Pro  Forma  Adjustments
        -----------------------

(1) This entry gives effect to certain assets and liabilities of DWMI being contributed or assumed by a wholly-owned subsidiary of DWMI and then the subsidiary being distributed to former shareholders of DWMI.

     (2) This entry gives effect to elimination of equity accounts of DWMI in the consolidation.

     (3) This entry gives effect to the issuance of preferred-B and common stock and warrants and payment of cash for the acquisition of DWMI, and the issuance of convertible debentures to finance the acquisition.

     (4) This entry gives effect to amortization of goodwill over a five year period.

                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to the report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GO  ONLINE  NETWORKS  CORPORATION

                                            By  /s/  Joseph  M.  Naughton
                                              ----------------------------------
                                              Chief  Executive Officer, Director

Date:  November 6,  2000